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                                                                   Exhibit 10.21

             EMPLOYEE CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

      In consideration of and as a condition of my employment by Vista Hospice Care, Inc. (the "Company") and the promise by the Company to pay me twelve months salary as severance pay in the event of my termination of employment with the Company, I hereby covenant, warrant and agree as follows:

      1. During the period of my employment by the Company, I will devote my full time and best efforts to the business of the Company. I will not, until after my employment by the Company is terminated, undertake or engage in any other employment, occupation or business enterprise; provided, however, that I will be permitted to engage in any activities permitted by Section 2.

      2. During the period commencing on the date hereof and including the date that is twelve months after the date on which I, for any reason, cease to be employed by the Company (the "Non-Competition Period"), within any geographic area in which I have responsibilities for the Company and the Company then does business or, known to me, then proposes to enter into business within one year (the "Non-Competition Territory") neither I nor any entity in which I may be interested as a partner, trustee, director, officer, employee, shareholder, option holder, lender of money or guarantor shall be engaged directly in any business that is in direct competition in the hospice field with the business of the Company during the period of employment, and that for a period of one year after the termination of my employment, neither I nor any entity in which I may be interested will deal with any actual or prospective customers of the Company of which I have knowledge.

      3. I shall not any time during or after the term of this Agreement directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as hereinafter defined) except in the performance of my duties hereunder. Any records of Confidential Information prepared by me or which come into my possession during the term of this Agreement are and remain the property of the Company and upon termination of my employment all such records and copies thereof shall be either left with or returned to the Company.
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      4.    The term "Confidential Information" shall mean information disclosed to me or known, learned, created or observed by me as a consequence of or through my employment by the Company, not generally known in the relevant trade or industry, about the Company's business activities, services and processes, including but not limited to information concerning methods of doing business, marketing, advertising, promotion, publicity, research, finances, accounting, trade secrets, business plans, customer lists, and records and potential customers. Confidential Information shall also include information about third parties provided to the Company under a confidentiality agreement or arrangement.

      5. I will not, during the Non-Competition Period, hire or offer to hire or entice away or in any other manner persuade or attempt to persuade, either in my individual capacity or as agent for another, any of the Company's officers, employees, or agents to discontinue their relationship with the Company nor contact, solicit or divert or attempt to divert from the Company any business whatsoever by influencing or attempting to influence any customer or account of the Company of which I have knowledge at the time of termination of my employment.

      6. I understand that this Agreement does not create an obligation on the Company or any person to continue my employment.

      7. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach hereof.

      8. The term "Company" shall include Vista Hospice Care, Inc., its predecessor Vista Hospice Care, L.L.C., its parent organization, and any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors and assigns.

      9. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware.





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      IN WITNESS WHEREOF, the parties hereto have executed this Employee
Confidentiality and Non-Competition Agreement as of the 22nd day of November, 1995.

                                    Accepted by:     /s/ Barry M. Smith
                                                ----------------------------

                                    Name:       Barry M. Smith
                                         -----------------------------------

                                    Street:     5801 Bermil Lane,
                                           ---------------------------------
                                                Paradise Valley, AZ  85253
                                    ----------------------------------------




VISTA HOSPICE CARE, INC.

By:   /s/ Roseanne Berry
   ---------------------------------

Title:      V.P. of Administration
      ------------------------------





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